EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Angel Oak Strategic Credit Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Angel Oak Strategic Credit Fund for the year ended January 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Angel Oak Strategic Credit Fund for the stated period.

/s/ Adam Langley	/s/ Daniel Fazioli
Adam Langley President (Principal Executive Officer) Angel Oak Strategic Credit Fund	Daniel Fazioli Treasurer (Principal Financial Officer) Angel Oak Strategic Credit Fund

Date: 04/03/2023	Date: 04/03/2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Angel Oak Strategic Credit Fund for purposes of Section 18 of the Securities Exchange Act of 1934.